UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017 (June 26, 2017)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5.	Corporate Governance and Management

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In accordance with the recommendation of the Nominating and Governance Committee of the Board of Directors of State Auto Financial Corporation ("STFC"), on June 26, 2017, Setareh Pouraghabagher was elected as a director of STFC, effective June 27, 2017, to fill an existing vacancy on STFC's Board of Directors.
There was no arrangement or understanding between Ms. Pouraghabagher and any other person pursuant to which Ms. Pouraghabagher was elected as a director.
Ms. Pouraghabagher has not been appointed to any Board committees as of the date of the filing of this Form 8-K.
Ms. Pouraghabagher is currently a member of the faculty and executive partner at California Polytechnic State University's Orfalea College of Business. Since commencing her tenure in 2015, she has received the College of Business Distinguished Faculty of the Year Award, the Outstanding Accounting Faculty Award, the Ernst & Young Outstanding Educator Award, and the Deloitte Outstanding Educator Award. She most recently served as chief administrative officer of QBE Insurance for North America, and prior to that as chief operations officer and chief financial officer with Balboa Insurance under Bank of America and Countrywide ownership. Pouraghabagher has also served as vice president, finance and administration with Xavor Corporation, and chief financial officer of Wellspring Solutions. Pouraghabagher started her career at Deloitte as a public accountant, and has held her Certified Public Accountant license since 1997. Ms. Pouraghabagher is 46 years old.
A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by State Auto Financial Corporation on June 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: June 27, 2017	/s/ Steven E. English
Senior Vice President and Chief Financial Officer